                            LETTER TO STOCKHOLDERS
-------------------------------------------------------------------------------
We are pleased to submit the financial statements of the Corporation for the three months ended March 31, 1999. In addition, there is a schedule of invest-ments provided along with other financial information.

Net assets of the Corporation at March 31, 1999 were $35.58 per common share, as compared with $34.30 per common share at December 31, 1998, on the 13,841,375 common shares outstanding on each date. The total return on net as-sets (with reinvestment of income and capital gains distributions) for the pe-riod was 4.4%. On March 1, 1999, a distribution of $0.20 per share was paid consisting of $0.10 from 1998 long-term capital gain, $0.02 from 1998 invest-ment income and $0.08 from 1999 investment income, all taxable in 1999. A 1999 investment income dividend of $0.20 per share has been declared to sharehold-ers of record May 19, 1999, payable June 1, 1999.

Net investment income for the three months ended March 31, 1999 amounted to $1,984,605, compared with $1,997,276 for the same period in 1998. These earn-ings are equal to $0.14 and $0.15 per common share, respectively, on the aver-age number of common shares outstanding during each period.

Net capital gain realized on investments for the three months ended March 31, 1999 amounted to $2,168,443, the equivalent of $0.16 per common share.

Year 2000 Readiness Disclosure: As the countdown continues to the Year 2000, the Corporation, along with other investment companies and financial institu-tions, could be adversely affected if computer systems and embedded technology do not properly process and calculate date-related information relating to Year 2000 ("Y2K"). The Corporation's Y2K project team has completed testing of in-house hardware and software systems and, based on the testing results, an-ticipates being Year 2000 ready. The Corporation's custodian and transfer agent, The Bank of New York, has confirmed that it will also be Year 2000 ready. The Corporation has incurred no significant costs relating to the Year 2000 issue. Despite these efforts, there is no assurance that any adverse im-pact on the Corporation will be avoided.

The Annual Shareholders Meeting was held on March 30, 1999 in New York City. Upon conclusion of the formal segment of the meeting, management reviewed the portfolio's performance in 1998 and discussed the outlook for the future. The results of the voting at the Annual Meeting are shown on page 10.

Effective April 1, 1999, the Board of Directors elected Mr. Lawrence L. Hoop-er, Jr. to Vice President. Mr. Hooper retains the titles of Secretary and Gen-eral Counsel of the Corporation.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share and the market price dis-count to the NAV, at its site on the Internet. The address for the site is www.peteres.com. Also available at the website are a brief history of the Cor-poration, historical financial information, and more general industry materi-al. Further information regarding shareholder services is located on page 11 of this report.

The Corporation is an internally-managed equity fund emphasizing petroleum and natural resource investments. The investment policy of the fund is based on the primary objectives of preservation of capital, the attainment of reason-able income from investments and, in addition, an opportunity for capital appreciation.

By order of the Board of Directors,


Douglas G. Ober,
Chairman and
Chief Executive Officer


Richard F. Koloski,
President

April 16, 1999

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 March 31, 1999
                                  (unaudited)

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $298,717,119)                              $470,072,334
 Short-term investments (cost $22,235,072)           22,235,072 $492,307,406
----------------------------------------------------------------------------
Cash                                                                  68,816
Securities lending collateral                                     17,917,231
Dividends and interest receivable                                    906,624
Prepaid expenses                                                   1,527,378
----------------------------------------------------------------------------
   Total Assets                                                  512,727,455
----------------------------------------------------------------------------
Liabilities
Investment securities purchased                                      486,525
Open option contracts at value (proceeds
 $300,924)                                                           284,563
Obligations to return securities lending collat-
 eral                                                             17,917,231
Accrued expenses                                                   1,501,916
----------------------------------------------------------------------------
   Total Liabilities                                              20,190,235
----------------------------------------------------------------------------
   Net Assets                                                   $492,537,220
----------------------------------------------------------------------------
Net Assets
Common Stock at par value $1.00 per share, autho-
  rized
  25,000,000 shares; issued and outstanding
  13,841,375 shares                                             $ 13,841,375
Additional capital surplus                                       304,038,387
Undistributed net investment income                                1,191,037
Undistributed net realized gain on investments                     2,094,845
Unrealized appreciation on investments                           171,371,576
----------------------------------------------------------------------------
   Net Assets Applicable to Common Stock                        $492,537,220
----------------------------------------------------------------------------
   Net Asset Value per Share of Common Stock                          $35.58
----------------------------------------------------------------------------

* See Schedule of Investments on pages 7 and 8.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                       Three Months Ended March 31, 1999
                                  (unaudited)

Investment Income
 Income:
  Dividends                                                     $ 2,189,045
  Interest                                                          423,534
---------------------------------------------------------------------------
   Total income                                                   2,612,579
---------------------------------------------------------------------------
 Expenses:
  Investment research                                               350,485
  Administration and operations                                      74,046
  Directors' fees                                                    50,250
  Reports and stockholder communications                             33,770
  Transfer agent, registrar and custodian expenses                   44,102
  Auditing services                                                  11,565
  Legal services                                                      3,761
  Occupancy and other office expenses                                19,488
  Travel, telephone and postage                                      15,119
  Other                                                              25,388
---------------------------------------------------------------------------
   Total expenses                                                   627,974
---------------------------------------------------------------------------
   Net Investment Income                                          1,984,605
---------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Invest-
 ments
  Net realized gain on security transactions                      2,168,443
  Change in unrealized appreciation on investments               16,331,331
---------------------------------------------------------------------------
   Net Gain on Investments                                       18,499,774
---------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                  $20,484,379
---------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

  This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their in-formation. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report.

                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                    Three Months   Year ended
                                                       ended      December 31,
                                                   March 31, 1999     1998
                                                   -------------- ------------
                                                    (unaudited)
From Operations:
 Net investment income                              $  1,984,605  $ 11,060,345
 Net realized gain on investments                      2,168,443    20,532,408
 Change in unrealized appreciation on investments     16,331,331   (95,161,348)
-------------------------------------------------------------------------------
   Change in net assets resulting from operations     20,484,379   (63,568,595)
-------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                                (1,384,139)  (10,469,774)
 Net realized gain from investment transactions       (1,384,138)  (20,268,408)
-------------------------------------------------------------------------------
   Decrease in net assets from distributions          (2,768,277)  (30,738,182)
-------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of common shares issued in payment of op-
  tional distributions                                  -0-         12,675,346
-------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets            17,716,102   (81,631,431)
Net Assets:
 Beginning of period                                 474,821,118   556,452,549
-------------------------------------------------------------------------------
 End of period (including undistributed net in-
  vestment income of
  $1,191,037 and $590,571, respectively)            $492,537,220  $474,821,118
-------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS (unaudited)
-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation--Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last quoted asked price.

Security Transactions and Investment Income--Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at March 31, 1999 was $321,206,929, and net unrealized appreciation aggregated $171,401,401, of which the related gross unrealized appreciation and depreciation were $212,178,494 and $40,777,093, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassi-fications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

-------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the three months ended March 31, 1999 were $14,571,045 and $10,195,295, respectively. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the period ended March 31, 1999. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

The Corporation may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No pur-chases were made during the three months ended March 31, 1999.

The Corporation has 5,000,000 unissued preferred shares without par value.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 815,000 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercis-able beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are ex-ercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of sur-render.

Under the plan, the exercise price of the options and related stock apprecia-tion rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 1999, there were 145,912 options outstanding at a weighted average exercise price of $23.0084 per share. During the three months ended March 31, 1999, the Corporation granted options including stock appreciation rights for 16,565 shares of com-mon stock with an exercise price of $30.1875; no options or stock appreciation rights were exercised. At March 31, 1999, there were outstanding exercisable options to purchase 53,086 common shares at $15.455-35.265 (weighted average price of $20.2195) per share and unexercisable options to purchase 109,391 common shares at $16.935-35.265 per share (weighted average price of $25.3004). The weighted average remaining contractual life of outstanding ex-ercisable and unexercisable options was 5.1271 years and 7.1057 years, respec-tively. The total compensation expense for stock options and stock apprecia-tion rights recognized for the three months ended March 31, 1999 was $222,048. At March 31, 1999, there were 333,783 shares available for future option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the three months ended March 31, 1999 was $29,122, and consisted of service cost of $24,660, interest cost of $44,129, expected return on plan assets of $85,862, and net amortiza-tion credit of $12,049.

In determining the actuarial present value of the projected benefit obliga-tion, the interest rate used for the weighted average discount rate was 6.75%, the expected rate of annual salary increases was 7.0%, and the long-term ex-pected rate of return on plan assets was 8.0%.

On January 1, 1999, the projected benefit obligation for service rendered to date was $2,652,012. During the three months ended March 31, 1999, the pro-jected benefit obligation increased due to service cost and interest cost of $24,660 and $44,129, respectively, and decreased due to benefit payments in the amount of $18,475. The projected benefit obligation at March 31, 1999 was $2,702,326.

On January 1, 1999, the actual fair value of plan assets was $4,330,062. Dur-ing the three months ended March 31, 1999, the fair value of plan assets in-creased due to the expected return on plan assets of $85,862 and decreased due to benefit payments in the amount of $18,475. At March 31, 1999, the projected fair value of plan assets amounted to $4,397,449, which resulted in excess plan assets of $1,695,123. The remaining components of prepaid pension cost at March 31, 1999 included $550,461 in unrecognized net gain, $365,958 in unrec-ognized prior service cost and $102,023 is the remaining portion of the unrec-ognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at March 31, 1999 was $1,408,597.

-------------------------------------------------------------------------------

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at March 31, 1999 for employees and former employees of the Corporation was $1,423,363. Aggregate remuneration paid or accrued during the three months ended March 31, 1999 to officers and directors amounted to $435,200.

Research, accounting and other office services provided by and reimbursed to The Adams Express Company, an investment company which owns 8.3% of the Corpo-ration's common stock, amounted to $109,926 for the three months ended March 31, 1999.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash depos-its, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the in-vestment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securi-ties loaned plus accrued interest. Gain or loss in the fair value of securi-ties loaned that may occur during the term of the loan will be for the account of the Corporation. At March 31, 1999, the Corporation had outstanding loans of $16,921,946 and held collateral of $17,917,231.
                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                           Three Months Ended                Year Ended December 31
                           ------------------   -------------------------------------------------
                               (unaudited)
                          March 31,  March 31,
                             1999       1998      1998      1997      1996      1995      1994
                          ---------  ---------  --------- --------- --------- --------- ---------
Per Share Operating Per-
 formance
Net asset value, begin-
 ning of period             $34.30     $41.46     $41.46    $37.09    $31.51    $26.84    $29.64
-------------------------------------------------------------------------------------------------
Net investment income         0.14       0.15       0.82      0.77      0.79      0.86      0.94
Net realized gains and
 change in unrealized
 appreciation (deprecia-
 tion) and other changes      1.34       1.77      (5.69)     5.93      6.93      5.90     (1.64)
-------------------------------------------------------------------------------------------------
Total from investment
 operations                   1.48       1.92      (4.87)     6.70      7.72      6.76     (0.70)
Less distributions
Dividends from net in-
 vestment income             (0.10)     (0.12)     (0.78)    (0.77)    (0.82)    (0.87)    (0.92)
Distributions from net
 realized gains              (0.10)     (0.08)     (1.51)    (1.56)    (1.32)    (1.22)    (1.18)
-------------------------------------------------------------------------------------------------
Total distributions          (0.20)     (0.20)     (2.29)    (2.33)    (2.14)    (2.09)    (2.10)
-------------------------------------------------------------------------------------------------
Net asset value, end of
 period                     $35.58     $43.18     $34.30    $41.46    $37.09    $31.51    $26.84
-------------------------------------------------------------------------------------------------
Per share market price,
 end of period              $32.625    $39.0625   $30.625   $36.50    $34.75    $28.25    $25.25
Total Investment Return
Based on market price         7.3%       7.6%     (10.0)%    11.7%     31.2%     20.5%     (0.7)%
Based on net asset value      4.4%       4.7%     (11.1)%    18.9%     25.5%     26.5%     (2.0)%
Ratios/Supplemental Data
Net assets, end of pe-
 riod (in 000's)          $492,537   $579,546   $474,821  $556,453  $484,589  $401,405  $332,279
Ratio of expenses to av-
 erage net assets             0.54%+     0.35%+     0.31%     0.47%     0.63%     0.57%     0.42%
Ratio of net investment
 income to average net
 assets                       1.72%+     1.63%+     2.13%     1.91%     2.31%     2.89%     3.19%
Portfolio turnover            9.33%+     7.67%+    12.70%    13.09%    15.50%    15.86%    10.95%
Number of shares out-
 standing at end of
 period (in 000's)          13,841     13,423      13,841    13,423    13,066    12,739    12,380

--------
+Ratios presented on an annualized basis.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                 March 31, 1999
                                  (unaudited)

                                                     Prin. Amt.
                                                     or Shares   Value (A)
                                                     ----------  ---------

Stocks And Convertible Securities--95.5%

 Energy--78.2%
 Internationals--30.6%
  BP Amoco plc ADR                                    220,999   $ 22,320,899
  Chevron Corp.                                       110,000      9,762,500
  Exxon Corp.                                         330,000     23,285,625
  Mobil Corp.                                         240,000     21,120,000
  Royal Dutch Petroleum Co.                           868,000     45,136,001
  "Shell" Transport and Trading Co., plc ADR          240,000      9,750,000
  Texaco Inc.                                         186,775     10,599,482
  TOTAL S.A. ADR                                      140,000      8,540,000
                                                                ------------
                                                                 150,514,507
                                                                ------------
 Domestics--10.2%
  Amerada Hess Corp.                                   45,000      2,289,375
  Ashland Inc.                                        115,950      4,746,703
  Atlantic Richfield Co.                               80,000      5,850,000
  Conoco Inc.                                         104,000      2,554,500
  Kerr McGee Corp.                                    181,253      5,947,364
  Murphy Oil Corp.                                    110,000      4,565,000
  Phillips Petroleum Co.                               90,000      4,252,500
  Tesoro Petroleum Corp. (B)                          300,000      3,300,000
  TOSCO Corp.                                         175,000      4,342,188
  Unocal Capital Trust $3.125 Conv. Pfd.               72,540      3,880,890
  Unocal Corp.                                        150,000      5,531,250
  Valero Energy Corp.                                 125,000      3,109,375
                                                                ------------
                                                                  50,369,145
                                                                ------------
 Producers--8.0%
  Anadarko Petroleum Corp.                            180,000      6,795,000
  Apache Corp.                                         97,783      2,548,469
  Barrett Resources Corp. (B)                         120,400      3,017,525
  Burlington Resources, Inc.                           55,000      2,196,563
  Enron Oil & Gas Co.                                 290,000      4,821,250
  Noble Affiliates Inc.                                91,855      2,663,795
  Occidental Petroleum Corp. $3.00 Conv. Exch. Pfd.    30,000      1,485,000
  Occidental Petroleum Corp.                          175,000      3,150,000
  Ocean Energy Inc. (B)                               622,450      4,240,441
  Union Pacific Resources Group, Inc.                 225,816      2,681,565
  Vastar Resources, Inc.                              125,000      5,968,750
                                                                ------------
                                                                  39,568,358
                                                                ------------
 Distributors--18.8%
  AGL Resources, Inc.                                 200,000      3,512,500
  Atmos Energy Corp.                                  200,000      4,812,500
  Coastal Corp.                                       220,000      7,260,000
  Consolidated Natural Gas Co.                         75,000      3,651,563
  El Paso Natural Gas Co.                             170,000      5,556,875
  Energen Corp.                                       353,900      5,286,381

                                                  Prin. Amt.
                                                  or Shares   Value (A)
                                                  ----------  ---------

  Enron Corp. $13.65 Conv. Pfd. Ser. J                25,000 $ 21,925,313
  Equitable Resources Inc.                           160,000    4,170,000
  KN Energy, Inc. 8.25% PEPS Units due 2001          130,000    4,428,125
  National Fuel Gas Co.                              100,000    3,925,000
  New Jersey Resources, Inc.                         185,000    6,579,063
  Northwestern Corp.                                 200,000    5,187,500
  Questar Corp.                                      268,000    4,539,250
  Washington Gas Light Co.                           100,000    2,262,500
  Western Gas Resources Inc.                         186,000    1,395,000
  Williams Companies, Inc.                           200,000    7,900,000
                                                             ------------
                                                               92,391,570
                                                             ------------
 Services--10.6%
  BJ Services Co. (B)                                200,000    4,650,000
  Diamond Offshore Drilling, Inc.                     96,800    3,061,300
  ENSCO International, Inc.                          140,000    1,863,750
  Global Industries Ltd. (B)                         243,400    2,464,425
  Halliburton Co.                                    150,000    5,775,000
  Loews Corp. 3.125% Exch. Sub. Debs. due 2007    $1,500,000    1,267,500
  Nabors Industries, Inc. (B)                        245,000    4,455,938
  Petroleum Geo-Services ASA ADR (B)                 150,000    2,287,500
  Santa Fe International Corp.                       120,000    2,242,500
  Schlumberger Ltd.                                  229,400   13,807,014
  Transocean Offshore Inc.                           230,000    6,626,875
  Weatherford International, Inc. (B)                139,000    3,631,371
                                                             ------------
                                                               52,133,173
                                                             ------------
 Basic Industries--17.3%
 Basic Materials--4.0%
  E.I. du Pont de Nemours & Co.                       80,000    4,645,000
  Freeport-McMoRan Copper & Gold Inc. Ser. A (B)     127,603    1,307,931
  Newpark Resources, Inc. (B)                        420,000    3,045,000
  Southdown, Inc.                                    100,000    5,368,750
  United Water Resources Inc.                        250,000    5,187,500
                                                             ------------
                                                               19,554,181
                                                             ------------
 Capital Goods & Other--6.8%
  Deere & Co.                                        120,000    4,635,000
  Dover Corp.                                        200,400    6,588,150
  General Electric Co.                               200,000   22,125,000
                                                             ------------
                                                               33,348,150
                                                             ------------
 Paper and Forest Products--6.5%
  Boise Cascade Corp.                                200,000    6,450,000
  Consolidated Papers, Inc.                          257,000    6,039,500
  Fort James Corp.                                   220,000    6,971,250
  Mead Corp.                                         210,000    6,457,500
  Temple-Inland, Inc.                                100,000    6,275,000
                                                             ------------
                                                               32,193,250
                                                             ------------
Total Stocks And Convertible Securities
 (Cost $298,717,119) (C)                                      470,072,334
                                                             ------------

-------------------------------------------------------------------------------

                                March 31, 1999
                                  (unaudited)

                                                 Prin. Amt. Value (A)
                                                 ---------- ---------
Short-Term Investments--4.5%
 U.S. Government Obligations--1.4%
 U.S. Treasury Bills, 4.53%, due 5/27/99         $7,000,000 $6,950,677
                                                            ----------
 Commercial Paper--3.1%
 Chevron USA, 4.80%, due 4/15/99                  3,170,000  3,164,083
 Deere (John) Capital Corp., 4.82%, due 4/15/99   2,140,000  2,135,988
 Ford Motor Credit Corp.,
  4.82-4.84%,
  due 4/16/99-4/20/99                             5,000,000  4,990,904

                                              Prin. Amt.  Value (A)
                                              ----------  ---------
 General Electric Capital Corp., 4.83-4.84%,
  due 4/8/99-4/22/99                          $5,000,000 $  4,993,420
                                                         ------------
                                                           15,284,395
                                                         ------------
Total Short-Term Investments
 (Cost $22,235,072)                                        22,235,072
                                                         ------------
Total Investments
 (Cost $320,952,191)                                      492,307,406
 Cash, receivables and other
 assets, less liabilities                                     229,814
                                                         ------------
Net Assets--100.0%                                       $492,537,220
                                                         ============

-------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) Presently non-dividend paying.
(C) The aggregate market value of stocks held in escrow at March 31, 1999 cov-ering open call option contracts written was $731,250. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $5,087,500.

                        HISTORICAL FINANCIAL STATISTICS
-------------------------------------------------------------------------------

                                                     Net    Dividends  Distributions
                                        Common      Asset    from Net    from Net
                           Value of     Shares    Value per Investment   Realized
 Dec. 31                  Net Assets  Outstanding   Share     Income       Gains
--------                 ------------ ----------- --------- ---------- -------------
1989.................... $322,866,019 10,384,600   $31.09     $1.20        $1.20
1990....................  308,599,851 10,793,289    28.59      1.10         1.25
1991....................  314,024,187 11,185,572    28.07       .92         1.23
1992....................  320,241,282 11,579,503    27.66       .77         1.23
1993....................  355,836,592 12,006,671    29.64       .82         1.30
1994....................  332,279,398 12,380,300    26.84       .92         1.18
1995....................  401,404,971 12,739,383    31.51       .87         1.22
1996....................  484,588,990 13,065,819    37.09       .82         1.32
1997....................  566,452,549 13,422,787    41.46       .77         1.56
1998....................  474,821,118 13,841,375    34.30       .78         1.51
March 31, 1999
 (unaudited)............  492,537,220 13,841,375    35.58       .30*         .10

--------
* Paid or declared.

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
-------------------------------------------------------------------------------
                 During the Three Months Ended March 31, 1999
                                  (unaudited)

                                                  Shares
                                    -------------------------------------------
                                                                      Held
                                    Additions     Reductions     March 31, 1999
                                    ---------     ----------     --------------
Amerada Hess Corp. ................   60,000        15,000           45,000
Boise Cascade Corp. ...............   50,000                        200,000
BP Amoco ADR.......................   43,083(/1/)                   220,999
Consolidated Papers, Inc. .........   37,000                        257,000
Equitable Resources Inc. ..........   60,000                        160,000
Fort James Corp. ..................   42,000                        220,000
Kerr McGee Corp. ..................   71,253(/2/)                   181,253
Ocean Energy, Inc. ................  186,300(/3/)                   622,450
Williams Companies, Inc............   98,000                        200,000
Amoco Corp. .......................                 50,000(/1/)        --
Atlantic Richfield Co. ............                 20,000           80,000
Consolidated Natural Gas Co. ......                 25,000           75,000
Devon Energy Corp. ................                137,900             --
LG&E Energy Corp. .................                150,000             --
Oryx Energy Corp. .................                193,100(/2/)        --
Seagull Energy Corp. ..............                200,000(/3/)        --

--------

(1) Received .66166 share in exchange for each share of Amoco Corp. held. Pur-chased 10,000 shares of BP Amoco ADR separately.
(2) Received .369 share in exchange for each share of Oryx Energy Corp. held.
(3) Received one share of Ocean Energy, Inc. in exchange for each share of Seagull Energy Corp. Sold 13,700 shares of Seagull Energy Corp. separate-ly.
                            ----------------------

                                 Common Stock
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange

                       Petroleum & Resources Corporation
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                           Website: www.peteres.com
                          E-mail: contact@peteres.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                      Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP

              Transfer Agent, Registrar & Custodian of Securities
                             The Bank of New York
                              101 Barclay Street
                              New York, NY 10286
          The Bank's Shareholder Relations Department: (800) 432-8224
                     E-mail: Shareowner-svcs@bankofny.com

                        ANNUAL MEETING OF STOCKHOLDERS
-------------------------------------------------------------------------------
The Annual Meeting of Stockholders was held on March 30, 1999. For those nomi-nated, the following votes were cast for directors:

                                votes for  votes withheld
                                ---------- --------------

       (A) Enrique R. Arzac:    12,050,724    215,951

       (B) Allan Comrie:        11,989,662    277,013

       (C) Daniel E. Emerson:   12,020,327    246,348

       (D) Thomas H. Lenagh:    11,969,214    297,461

       (E) W.D. MacCallan:      12,030,454    236,221

       (F) W. Perry Neff:       12,003,820    262,855

       (G) Douglas G. Ober:     12,057,516    209,159

       (H) Landon Peters:       12,024,546    242,129

       (I) John J. Roberts:     11,972,701    293,974

       (J) Robert J.M. Wilson:  12,004,159    262,516

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the firm of independent accountants of the Corporation for 1999 was ap-proved with 12,050,038 votes for, 89,722 votes against and 126,915 votes ab-staining.

                         SHAREHOLDER INFO AND SERVICES
--------------------------------------------------------------------------------
DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and
(b) a "year-end" distribution, payable in late December, consisting of the es-timated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an elec-tion card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

BuyDIRECTSM*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvest-ment plan, sponsored and administered by our transfer agent, The Bank of New York. On September 1, 1998, the Automatic Dividend Reinvestment Plan was re-placed and enhanced by BuyDIRECT. The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares without going through a broker. Direct purchase plans are growing in popularity and Petroleum & Resources is pleased to be one of the first closed-end funds to participate in such a plan.

The costs to participants in administrative service fees and brokerage commis-sions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment  $7.50

A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee            $2.50 per investment
 Brokerage Commission        $0.05 per share
Reinvestment of Dividends**
 Service Fee          10% of amount invested
            (maximum of $2.50 per investment)
 Brokerage Commission        $0.05 per share

Sale of Shares
 Service Fee                                      $10.00
 Brokerage Commission                    $0.05 per share
Deposit of Certificates for safekeeping         Included
Book to Book Transfers                          Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)           $500.00
Minimum optional investment (existing holders)      $50.00
Maximum per transaction                         $25,000.00
Maximum per year                                      NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                  ----------
The Corporation       The Transfer
Petroleum & Re-       Agent
 sources Corp.        The Bank of
Lawrence L. Hooper,    New York
 Jr.,                 Shareholder
Vice President,        Relations
 Secretary and Gen-    Dept.-8W
 eral Counsel         P.O. Box 11258
Seven St. Paul        Church Street
 Street, Suite 1140    Station
Baltimore, MD 21202   New York, NY
(800) 638-2479         10286
Website:              (800) 432-8224
www.peteres.com       Website:
E-mail:               http://stock.bankofny.com
contact@peteres.com   E-mail:
                      Shareowner-
                      svcs@bankofny.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There will be no fees or commissions in connection with this dividend and capital gain distribution.

Petroleum & Resources Corporation
--------------------------------------------------------------------------------
Board of Directors

Enrique R. Arzac/1/,/3/    W. Perry Neff/1/,/3/
Allan Comrie/1/,/2/        Douglas G. Ober/1/
Daniel E. Emerson/2/,/4/   Landon Peters/2/,/4/
Thomas H. Lenagh/3/,/4/    John J. Roberts/1/,/4/
W.D. MacCallan/1/,/3/      Robert J.M. Wilson/2/,/4/

1.Member of Executive Committee
2.Member of Audit Committee
3.Member of Compensation Committee
4.Member of Retirement Committee

Officers

Douglas G. Ober            Chairman and
                             Chief Executive Officer
Richard F. Koloski         President
Joseph M. Truta            Executive Vice President
Nancy J.F. Prue            Vice President--Research
Lawrence L. Hooper, Jr.    Vice-President,
                             Secretary and
                             General Counsel
Maureen A. Jones           Vice President and
                             Treasurer
Christine M. Griffith      Assistant Treasurer
Geraldine H. Stegner       Assistant Secretary

                 --------
                Stock Data
                 --------

Price (3/31/99)            $32.625
Net Asset Value (3/31/99)  $35.58
Discount:                    8.3%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO

Newspaper stock listings are generally under the abbreviation: PetRs

                    ---------------
                 Distributions in 1999
                    ---------------

From Investment Income   $0.30
 (paid or declared)
From Net Realized Gains   0.10
                         -----
  Total                  $0.40
                         =====

                             ---------------------
                          1999 Dividend Payment Dates
                             ---------------------

         March 1, 1999
         June 1, 1999
         September 1, 1999*
         December 27, 1999*

     *Anticipated